UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 2, 2016

LANDAUER, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9788	06-1218089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Science Road, Glenwood, Illinois	60425
(Address of Principal Executive Offices)	(Zip Code)

(708) 755-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Proxy Statement for Landauer, Inc.’s (the “Company”) Annual Meeting of Stockholders filed with the Securities and Exchange Commission on January 12, 2016 (the “Proxy Statement”) inadvertently disclosed an incorrect window for stockholder nominations for directorships and stockholder proposals under the relevant provisions of the Company’s by-laws (the “Bylaw Provisions”). The Proxy Statement incorrectly stated that this window was from November 20, 2016 to December 20, 2016. It should have read that under the Company’s by-laws, nominations for directorships and stockholder proposals to be acted on at the Annual Meeting to be held in 2017 may be made only pursuant to written notice received at the Company’s principal office on or after October 21, 2016 and on or before November 20, 2016. Given the inadvertent error, we have determined to extend the deadline and will not assert untimeliness in respect of nominations for directorships and stockholder proposals received by us under the Bylaw Provisions on or after October 21, 2016 and on or before December 20, 2016.

The remainder of the information included in the Proxy Statement remains unchanged, including the deadline for submission of shareholder proposals under Rule 14a-8, which was correctly disclosed in the Proxy Statement as September 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAUER, INC.

September 2, 2016	By:	/s/ Daniel J. Fujii
Daniel J. Fujii
Chief Financial Officer